                                                                   EXHIBIT 10.32

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                      Among

                              Intracel Corporation,
                                 Bartels, Inc.,
                          PerImmune Holdings, Inc. and
                                 PerImmune, Inc.

                                       and

                             the holders of the 12%
                     Guaranteed Senior Secured Primary Notes
                              due August 1, 2003 of
                              Intracel Corporation

                                       and

                             the holders of the 12%
                         Guaranteed Senior Escrow Notes
                              due August 1, 2003 of
                              Intracel Corporation

                             Dated August 25, 1998

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

               INTELLECTUAL PROPERTY SECURITY AGREEMENT dated August 25, 1998, among Intracel Corporation, a Delaware corporation (together with its successors and assigns, the "Company"), the Company's wholly-owned subsidiaries, Bartels, Inc. ("Bartels"), PerImmune Holdings, Inc. ("Holdings") and PerImmune, Inc. ("PerImmune" and, together with Bartels and Holdings, the "Subsidiaries") and the holders of the 12% Guaranteed Senior Secured Promissory Notes of the Company (the "Guaranteed Senior Secured Primary Notes") and the holders of the 12% Guaranteed Senior Secured Escrow Promissory Notes ("Guaranteed Senior Secured Escrow Notes") of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                                   WITNESSETH:

               WHEREAS, the Company is to issue 12% Guaranteed Senior Secured Primary Promissory Notes in the aggregate original principal amount of $35,000,000 and 12% Guaranteed Senior Secured Escrow Promissory Notes in the aggregate original principal amount of $6,000,000;

               WHEREAS, in order to secure the performance of the obligations of the Company under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations") and the guaranties relating to the Obligations executed on the date hereof by each of the Subsidiaries, the parties hereto entered into a Security Agreement as of the date hereof ("Security Agreement") regarding the terms and conditions of the Company's and Subsidiaries' (together the "Company Parties") grant of a security interest in the certain Collateral (as defined therein), including the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, pursuant to and in connection with the Security Agreement, and also in order to secure the performance of the Obligations and the guaranties relating to the Obligations, the parties hereto are entering into this Intellectual Property Security Agreement to confirm and supplement the terms and conditions of the Company Parties' grant of security interest, as set forth in the Security Agreement, in the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

               NOW, THEREFORE, in consideration of the premises and other benefits to the Company Parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. Grant of Security. As collateral security for the payment and performance in full of the Obligations in accordance with their respective terms, the Company Parties hereby pledge, assign, transfer and grant to the Holders as to all Intellectual Property Collateral (defined below), a first priority perfected continuing security interest, except with respect to certain Intellectual Property Collateral listed on Exhibit A-1 to the Security Agreement in which Akzo Nobel Pharma International, B.V., as Collateral Agent under the Intellectual Property Security Agreement dated August 13, 1996 (the "Collateral Agent"), has a first priority security interest (the "Akzo Security Interest Collateral"), and with respect to the Akzo Security Interest Collateral, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority perfected security interest in the Akzo Security Interest Collateral, in all of such Company Party's right, title and interest in and to the following, whether now owned or hereafter acquired by such Company Party and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):

                (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Patents");

                (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

                (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Copyrights");

                (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks, service marks or copyrights, whether such Company Party is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Company Party and now or hereafter covered by such licenses (the "Licenses"); and

                (e) all proceeds of any and all of the foregoing Intellectual Property Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (d) of this
        Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Holders are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Intellectual Property Collateral, and (ii) cash.

Until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, the Company and its Subsidiaries (as defined in the Purchase Agreement), shall not, without the Holders' prior written consent, which consent will not be unreasonably withheld, create, incur or assume any pledge, sale, license or assignment of any of the Intellectual Property Collateral, or grant, convey or hypothecate any interest in the Intellectual Property Collateral, or take any action the effect of which is to have created any Lien, encumbrance, claim, charge, preference, priority or other restriction on the Intellectual Property Collateral.

               SECTION 2. Security Agreement. The security interest granted hereby has been granted in conjunction with the security interest granted to the Holders under the Security Agreement, which this Intellectual Property Security Agreement supplements. Except as supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

               SECTION 3. Confirmation of Security Interest. The Company Parties hereby confirm that pursuant to the Security Agreement, for good and valuable consideration, the Company Parties have granted to the Holders a continuing security interest in and to the Company Parties' entire right, title and interest in all of the Collateral, including the Intellectual Property Collateral, that the Company Parties' right, title and interest in the Collateral is subject to such interest of the Holders and that such security interest therein shall continue unimpaired by the security interest of the Collateral granted hereby which serves as evidence of the continuing nature of such interest in favor of the Holders.

               SECTION 4. Representations and Warranties. Each Company Party represents and warrants as to itself and its Intellectual Property Collateral as follows:

                (a) Such Company Party is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral of such Company Party free and clear of any Lien, claim, option or right of others, except for the liens and security interests created by this Agreement and the lien created in favor of the Collateral Agent. No effective financing statement or other instrument similar in effect covering all or any part of such Intellectual Property Collateral or listing such Company Party or any trade name of such Company Party as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office), except such as may have been filed in favor of the Holders relating to the Loan Documents and such as have been filed in favor of the Collateral Agent.

                (b) Set forth in Schedule I is a complete and accurate list of all patents and all patent applications owned by the Company Parties. Set forth in Schedule II is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by the Company Parties. Set forth in Schedule III is a complete and accurate list of all copyright registrations and copyright applications owned by the Company Parties. Set forth in
        Schedule IV is a complete and accurate list of all Licenses owned by the Company Parties in which a Company

        Party is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks, service marks or copyrights. Except as set forth in
        Schedule II, all necessary filings and recordations have been made to protect and maintain the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations, copyright applications and Licenses set forth in Schedules I, II, III and IV.

                (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Company Party set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part. Each License of such Company Party identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Company Party is not aware of any uses of any item of Intellectual Property Collateral which could be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

                (d) Such Company Party has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral other than the Intellectual Property Security Agreement dated August 13, 1996 with respect to the Akzo Security Interest Collateral. Such Company Party has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

                (e) Such Company Party has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedules I, II and III.

                (f) This Agreement creates in favor of the Holders a valid first priority security interest in the Intellectual Property Collateral of the Company Parties, except with respect to the Akzo Security Interest Collateral and, with respect thereto, a second priority continuing security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority security interest in the Akzo Security Interest Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                (g) With the exception of the consent of the Collateral Agent, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the assignment and grant by such Company Party of the security interest assigned and granted hereby or for the execution, delivery or performance of this Agreement by such Company Party, (ii) for the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing and recordal of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office or (iii) for the exercise by the Holders of their rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement.

                (h) Except for the Licenses set forth in Schedule IV, the Company Parties are not aware of any claims that are likely to be made by any third party relating to any item of Intellectual Property Collateral.

                (i) Except as set forth in Schedule 3.13 of the Securities Purchase Agreement, no claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Company Party of any Intellectual Property Collateral does or may violate the rights of any Person. The Company Parties are not aware of any infringement of any item of Intellectual Property Collateral.

                (j) Such Company Party has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all reasonably necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               SECTION 5. Further Assurances. (a) Each Company Party agrees that from time to time, at the expense of such Company Party, such Company Party will promptly execute and deliver, and use its best efforts to cause to be executed and delivered, all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Holders may request, in order to perfect and protect any security interest assigned and granted or purported to be assigned and granted hereby or to enable the Holders to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Company Party will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Holders may request, in order to perfect and preserve the security interest assigned and granted or purported to be assigned and granted hereunder.

               (b) Each Company Party hereby authorizes the Holders to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Company Party where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (c) Each Company Party will furnish to the Holders from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Holders may reasonably request, all in reasonable detail.

               (d) Each Company Party agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Company Party should obtain, it shall give prompt written notice thereof to the Holders in accordance with the provisions of the Security Agreement. Each Company Party authorizes the Holders to modify this Agreement by amending Schedules I, II, III and IV (and will cooperate with the Holders in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

               (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, such Company Party agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License of such Company Party, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral of such Company Party, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Company Party agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Company Party. No Company Party shall, without the written consent of the Holders, which consent will not be unreasonably withheld, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark, or copyright identified in Schedules I, II and III, or abandon any right to file an application for letters patent, trademark or service mark registration, or copyright registration, or abandon any pending application for a letters patent, trademark or service mark registration, or copyright registration identified in Schedules I, II and III.

               (f) Each Company Party agrees to notify the Holders promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

               (g) In the event that any Company Party becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Company Party shall promptly notify the Holders and shall take such actions as such Company Party or the Holders deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Company Party.

               (h) Each Company Party shall continue to use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

               (i) Each Company Party shall take all steps which it or the Holders deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              INTRACEL CORPORATION


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer


                              BARTELS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer

                              PERIMMUNE HOLDINGS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive Officer


                              PERIMMUNE, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive officer

                              NORTHSTAR HIGH YIELD FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND II


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR STRATEGIC INCOME FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of INTRACEL CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of BARTELS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE HOLDINGS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH YIELD FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL RETURN FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL REFUND FUND II, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR STRATEGIC INCOME FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003

                                   SCHEDULE I
                                       to
                    Intellectual Property Security Agreement



                        Patents and Patent Applications

                                   SCHEDULE I

Title                                                               Country     Patient #     Allowed App #     Filed App #
Monoclonal Antibodies

Tumor specific monoclonal antibodies                                 US         4,828,991

Tumor associated monoclonal antibodies derived from                  US         4,997,762
human B-cell line                                                               5,180,814

                                                                     AT         E71410

                                                                     AU         589,351
                                                                                635,511

                                                                     BE         0151030

                                                                     CA                                          473130

                                                                     CH         0151030

                                                                     DE         P3585093

                                                                     DK                                          408/85

                                                                     EP         0151030

                                                                     ES         539,987

                                                                     FR         0151030

                                                                     GB         0151030

                                                                     GR         850,179

                                                                     HU         209,519

                                                                     IE         58,859

                                                                     IL         74,156
                                                                                91,045

                                                                     IT         0151030

                                                                     JP         2021518                         269230/93

                                                                     LU         0151030

                                                                     NL         0151030

                                                                     NZ         210,867

                                                                     PT         79,894

                                                                     SC         0131030

                                                                     ZA         8,500,689

Title                                                              Country     Patient #     Allowed App #     Filed App #
Tumor specific monoclonal antibodies                                US          5,106,738

Tumor associated monoclonal antibody 81AV78                         US          5,348,880

                                                                    AU          656785

                                                                    CA                                            2108767

                                                                    EP                                            92913154.8

                                                                    FI                                            935038

                                                                    JP                                            500176/93

                                                                    KR                                            93/703412

                                                                    WO                                            US92/04023

Tumor associated monoclonal antibodies                              US          5,474,755

Monoclonal Antibody 88BV59                                          US                                            08/341469

                                                                    AU          651,261

                                                                    CA                                            2083542

                                                                    EP                                            92203827.8

                                                                    FI                                            925638

                                                                    HU                                            9203932

                                                                    ID                                            P-005142

                                                                    IL                                            103758

                                                                    JP                                            331961/92

                                                                    KR                                            92/23925

                                                                    NO                                            924803

                                                                    NZ          245443

                                                                    TW                                            81109353

                                                                    ZA          ?2/8880

Monoclonal antibody 88BV59, subclones and method of making          US                                            08/192069

                                                                    AU                                            17425/95

                                                                    CA                                            2158572

                                                                    EP                                            95909472.3

                                                                    FI                                            954700

                                                                    JP                                            52078/95

Title                                                             Country     Patient #     Allowed App #     Filed App #
                                                                     KR                                         95/7Q4282
                                                                     WO                                        US95/01440

Tumor associated monoclonal antibody 123AV16                         US          5,495,002
                                                                     ID                                         P-950285
                                                                     WO                                        EP95/00581
                                                                     ZA           95/1113
In-vitro method for producing antigen specific human                 US          5,229,275
monoclonal antibodies

                                                                     AT          E123,311

                                                                     AU           657,112

                                                                     BE          0,454,225

                                                                     CA                                         2,041,213

                                                                     CH          0,454,225

                                                                     DE         69,110,084.5
                                                                                    555

                                                                     DK          0,454,225

                                                                     EP          0,454,225

                                                                     ES          0,454,225
                                                                     FI                                          912,016

                                                                     FR          0,454,225

                                                                     GB          0,454,225

                                                                     GR          3,017,162

                                                                     IE           66,523

                                                                     IT          0,454,225

                                                                     JP                                         191343/91

                                                                     KR                                          91/6661

                                                                     NL          0,454,225

                                                                     SE          0,454,225

                                                                     ZA           91/2?98

Imaging infectious ?????????????                                     US          5,549,882

Title                                         Country        Patent #       Allowed App #        Filed App #
Chelators

Method for purifying chelator conjugated
compounds                                       US           5,244,816

                                                AU           656,717

                                                CA                                               2,069,303

                                                DK                                               0488/92

                                                EP                                               90915696.0

                                                FI                                               921579

                                                IE                                               3585/90

                                                JP                                               514572/90

                                                KR                                               92/700833

                                                NZ                                               235,618

                                                PT                                               95574

                                                WO                                               US90/05772

                                                ZA                                               90/8095

Chelating agents for attaching metal ions
to proteins                                     US           5,292,868
                                                             5,488,126
                                                             5,583,219

                                                AT           E128035

                                                AU           638,757

                                                BE           0429644

                                                CA                                                2,033,086

                                                CH           0429644

                                                DE           69022542.3

                                                DK           0429644

                                                EP           0429644                              952004?5.0

                                                ES           0429644

                                                FI                                                910.329

                                                FR           0429644

                                                GB           0429644

                                                CE                                                1867/90

Title                           Country         Patent #        Allowed App #   Filed App #
                                IT              0429644
                                JP                                              513354/90
                                KR                                              91/700100
                                NL              0429644
                                SE              0429644
                                WO                                              US90/02910
                                ZA              90/4047
Technetium-99M labelling
of proteins                     US              5,317,091
                                AU              658,403
                                CA                                              2104943
                                EP                                              92907824.4
                                FI                                              933760
                                JP                                              507406/92
                                KR                                              93/702561
                                WO                                              US92/01577
Chelator IDAC-2 and methods
for purifying chelator
conjugated compounds            US                                              08/278721
                                                                                08/442856
                                WO                                              US95/09285
New Polyaminocarboxylate
chelators                       US                                              08/178875
                                WO                                              US95/00068
Pre-Targeting
Site specific in vivo
activation of therapeutic
drugs                           US              5,433,955                       07/300999
                                AT              E123414
                                AU              648,015
                                BE              045?783
                                CA                                              2025599
                                CH              0454783
                                DE              69019959.7
                                DK              0454753

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                EP           0454783

                                                ES           0454783

                                                FI                                               913,511

                                                FR           0454783

                                                GB           0454783

                                                IT           0454783

                                                JP                                               503116/90

                                                KR                                               90/702129

                                                LU           0454783

                                                NL           0454783

                                                NO                                               912,864

                                                SE           0454783

                                                WO                                               90/00503

In Vivo Binding Pair Pretargeting               US           5,578,289                           08/452938
                                                                                                 08/451267

                                                AU           663,582

                                                CA                                               2,107,558

                                                EP                                               93906276 6

                                                FI                                               934,857

                                                ID                                               P-005991

                                                JP                                               515830/93

                                                KR                                               93/703311

                                                WO                                               US93/01858

                                                ZA           93/3035

High yield preparation of dimene to
decamene chitin oligomers                       US                                               US/397?6?

                                                IL                                               117052

                                                WO                                               US96/02705

Title                                         Country        Patent #       Allowed App #        Filed App #
Polymer affinity systems in the delivery        US           5,686,071
of cytotoxic materials and other compounds
in the site of disease Immunotherapy

Active specific immunotherapy                   US           5,484,596                           08/540298

CTAA 28A32, the antigen recognized by
MCA 28A32                                       US           5,521,285

                                                AT           0537168

                                                AU           660,927

                                                BE           0537168

                                                CA                                                2079601

                                                CH           0537168

                                                DE           0537168

                                                DK           0537168

                                                EP           0537168

                                                ES           0537168

                                                FI                                                924576

                                                FR           0537168

                                                GB           0537168

                                                GR           0537168

                                                IT           0537168

                                                JP                                                508604/91

                                                KR                                                92/702530

                                                LU           0537168

                                                NL           0537168

Title                                                               Country     Patient #     Allowed App #     Filed App #
                                                                      SE         0537168

                                                                      WO                                         US91/02459

Antigen recognized by MCA 16.88                                       US         5,338,832

                                                                      AT         E137674

                                                                      AU         618,209

                                                                      BE         0328578

                                                                      CA                                         571,017

                                                                      CH         0328578

                                                                      DE         P3855290.9

                                                                      DK                                         1025/89

                                                                      EP         0328578

                                                                      FR         0328578

                                                                      GB         0328578

                                                                      HU                                         4187/88

                                                                      IE                                         2034/88

                                                                      IL         86,958

                                                                      IT         0328578

                                                                      JP                                         505583/89

                                                                      LU         0328578

                                                                      NL         0328578

                                                                      NZ         225,280

                                                                      SE         0328578

                                                                      WO         US88/02245

                                                                      ZA         88/4777

Keyhole limpet hemocyanin composition with enhanced                   US         5,407,912                       081343808
immunogenic activity
                                                                      US                         09/009,121

                                                                      AU                                         605519194

                                                                      CA                                         2121296

                                                                      EP                                         942009978

Title                                  Country         Patent #        Allowed App #   Filed App #
                                        FI                                              941725
                                        ID                                              P-940578
                                        JP                                              104838/94
                                        KR                                              94/8063
                                        ZA              94/2510
Tumor associated epitope                US                                              08/478591
CTAA 8IAV78, the antigen recognized
by human monoclonal                     US              5,595,738
antibody 81AV78
                                        AU                                              20085/92
                                        CA                                              2102422
                                        EP                                              92912470.9
                                        FI                                              934,963
                                        JP                                              500223/93
                                        KR                                              93/703413
Others                                  WO                                              US92/04108
Loukoregulin, an antitumor
lymphokine and its therapeutic uses     US              4,849,506
                                                        5,082,657
                                        AT              E48617
                                        AU              592,529
                                                        641,386
                                        BE              0179127
                                        CA                                              478,937
                                        CH              0179127
                                        DE              P3574710.2
                                        DK              170.781
                                                        170.423
                                        E               0179127
                                        FI              85,867
                                        FR              0179127
                                        GB              0179127

Title                                         Country        Patent #       Allowed App #        Filed App #
                                                IT           0179127

                                                JP                                               501862/85
                                                                                                 300400/93
                                                LU           0179127

                                                NL           0179127

                                                NQ            170423

                                                SE           0179127

                                                WO                                               US85/00626

Urethral catheter and catherization process     US         5,120,316

Immunoreactive peptides of apo(2)               US                                               08/266407

                                                           5,597,908                             08/457449

                                                                                                 08/172461

                                                                                                 08/892544

                                                AU                                               81,606/94

                                                CA                                               2138605

                                                EP                                               942036534

                                                FI                                               945976

                                                ID                                               P-942209

                                                JP                                               318892/94

                                                KR                                               94/35809

                                                ZA         94/10145
An alignment system to overlay abdominal
computer aided tomography and magnetic          US         5,299,253
resonance anatomy with single photon
emulsion tomography

                                                                         Application        Patent
Title                                                      Country       No.                No.
---------------------------------------------------------------------------------------------------
Methods, Reagents and Test Kits for Determinations          US                              5256532
of Subpopulations of Biological Entities

Methods for Detection and Quantification of Cell            US                              5385822
Subsets within Subpopulations of a Mixed Cell
Population

Methods, Reagents and Test Kits for Determinations          CA           2051373
of Subpopulations of Biological Entities

Methods, Reagents and Test Kits for Determinations          EP           909088684
of Subpopulations of Biological Entities

Methods for Detection and Quantification of Cell            CA           2095237
Subsets within Subpopulations of a Mixed Cell
Population

Methods for Detection and Quantification of Cell            EP           9290033564
Subsets within Subpopulations of a Mixed Cell
Population

Methods for Detection and Quantification of Cell            JP           0501274
Subsets within Subpopulations of a Mixed Cell
Population

Immunoassay for Determination of Cells                      US                              5374531

Immunoassay for Determination of Cells                      US           08/569100

Immunoassay for Determination of Cells                      AU           63678/94

Immunoassay for Determination of Cells                      CA           2158839

Immunoassay for Determination of Cells                      EP           949109797

Immunoassay for Determination of Cells                      JP           06521300

Immunoassay for Determination of Cells                      IL           109008

Intracellular Immunization                                  US           08/099870

Detection Reagent, Article and Immunoassay                  US           08/177,732
Method

Detection Reagent, Article and Immunoassay                  BR           PI95064455
Method                                                                   9

                                                             Application          Patent
Title                                         Country        No.                  No.
-----------------------------------------------------------------------------------------
Detection Reagent, Article and Immunoassay      CA           2180428
Method

Detection Reagent, Article and Immunoassay      CN           951914774
Method

Detection Reagent, Article and Immunoassay      EP           959061565
Method

Radial Flow Assay, Deliverying Member,          US           08/177733
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          BR           PI95064540
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          CA           2180429
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          CN           95191473
Test Kit and Methods

Radial Flow Assay, Deliverying Member,          EP           959067588
Test Kit and Methods

Neutralizing Antibodies to Respiratory          US           09/043522
Syncytial Virus

Neutralizing Antibodies to Respiratory          US           09/043522
Syncytial Virus

Neutralizing Antibodies to Respiratory          CA           2230127
Syncytial Virus

Neutralizing Antibodies to Respiratory          EP           969316330
Syncytial Virus

Neutralizing Antibodies to Respiratory          CA           2230116
Syncytial Virus

Neutralizing Antibodies to Respiratory          EP           969338102
Syncytial Virus

                                  SCHEDULE II
                                       to
                    Intellectual Property Security Agreement

                    Trademark Registrations and Applications

                                  SCHEDULE II

     AccuDx
     HumaSPECT(TM)* - Ser. No. 75/170,170, Filed 9/23/96
     OncoSPECT(TM)**
     Oncovax(TM)*** - Ser. No. 75/084,485, Filed 4/5/96
     Onconostika(TM)*
     Oncoscan(TM)*
     Oncoselect(TM)*
     Oncotice(TM)*
     Oncostat(TM)*
     Apo-Tek Lp(a)***
     Apo-Tek Apo E***
     KLH Immune Activator***
     Zymmune***

       * In October 1997, PerImmune, Inc. changed the trademark name of "OncoSPECT(TM)/CR" to "HumaSPECT(TM)"
      ** Registration has been applied for.
     *** Final name and registration to be completed.
       * Assignment to be completed.

Item A. TRADMARKS

INTRACEL

                         Registration
County                        No.            Date Filed     Status
---------------          ------------        ----------     -----------------------------------
Australia                608813              08/09/93       Pending

Benelux                  537216              08/11/93       Registered
                         817640487           08/01/93       Pending; reg'n fee paid 6/19/95

Brazil

Canada                   734,661             08/09/93       Pending; response to OA due 12/7/95

China                    93073886            08/26/93       Pending; published in OG 11/21/94

France                   93479055            08/03/93       Registered

Germany                  Z 11488/10 Wz       08/11/93       Pending; published in OG 10/31/91

Greece                   116498/93           09/29/93       Pending

Israel                   88567               08/12/93       Pending

Italy                    RM93C/002727        08/18/93       Pending

Japan                    82,893/1993         08/10/93       Pending

Mexico                   175,387             08/13/93       Registered 4/28/94;  Reg. No. 458,743

South Korea              93-28412            08/11/93       Registered 11/2/94;  Reg. No. 301304

Spain                    1,779,240           09/09/93       Pending

Switzerland              2857/1994.7         04/27/94       Pending

Taiwan                   82039743            08/13/93       Registered 8/16/94;  Reg. No. 649265

Thailand                 253401              10/08/93       Pending; published in OG 4/21/95

United Kingdom           1,544,180           08/09/93       Registered 12/16/94;  Reg. No. 1,544,180

United States
                         TRADEMARK LICENSES
Item B.


                         None.

Item A.   Trademarks

1.   BIOVITRO

     Country        Registration No.         Date Filed          Status
----------------   ------------------       ------------        --------
United States        1,930,690


2.   FLEX-TRANS

     Country        Registration No.         Date Filed          Status
----------------   ------------------       ------------        --------
United States        App 74/429821                               Pending
                         2,049,370

Item B.   Trademark Licenses

     None.

                                  SCHEDULE III
                                       to
                    Intellectual Property Security Agreement

                    Copyright Registrations and Applications

                                  SCHEDULE III

     None

                                  SCHEDULE IV
                                       to
                    Intellectual Property Security Agreement

                                    Licenses

                                  SCHEDULE IV

 1. Research Collaboration and Distribution Agreement, dated December 22, 1997, by and between PerImmune, Inc. and Mentor Corporation, pursuant to which Mentor will fund the costs of implementing and carrying out a clinical testing program and submitting an application to the United States Food and Drug Administration for the Company's keyhole limpet hemocyanin composition product (as described therein) and act as the exclusive distributor of such product.

 2. Letter of Agreement, dated September 12, 1997, by and between Bio-Tek Instruments, Inc. and Bartels, Inc., pursuant to which Bio-Tek will act as a distributor of certain Company products (as defined therein).

 3. Distribution Agreement, dated August 1, 1997, by and between Organon Teknika, B.V. and PerImmune, Inc., pursuant to which Organon will grant PerImmune an exclusive right to promote, distribute and sell the Products (as defined therein) within the Territory (as defined therein).

 4. Exclusive Distribution Agreement, dated June 16, 1997, by and between PerImmune, Inc. and Mentor Corporation, pursuant to which Mentor will act as the exclusive distributor of the Company's bladder diagnostic product.

 5. Exclusive Distribution Agreement, dated as of April 1, 1997, by and between Syncor International Corporation and PerImmune, Inc., pursuant to which Syncor will act as the exclusive distributor of the Company's HumaSPECT/CR.

 6. Distribution Agreement, dated as of March 14, 1997, by and between Intracel Corporation and Seradyn, Inc., pursuant to which Seradyn will act as distributor of the Company's Zymmune CD4/CD8 test kit within the United States.

 7. Agreement, dated April 1, 1997, by and between Zeus Scientific, Inc. and Intracel Corporation, pursuant to which Zeus Scientific grants Intracel a nonexclusive worldwide right to distribute the ELISA products (as defined therein).

 8. Exclusive Distributor Agreement, dated as of February 1, 1997, by and between Bartels, Inc. and HIT Medikal Tibbi Urunler Sanayii ve Ticaret A.S., pursuant to which HIT will act as the exclusive distributor of the Company's INSTI HIV I/I1 components in Turkey and North Cyprus.

 9. Exclusive Distributor Agreement, dated as of July 25, 1996, by and between Bartels, Inc. and Finn-Vita, S.A., pursuant to which Finn-Vita will act as the exclusive distributor of the Company's INSTI HIV I/II components in Chile.

10. Exclusive Distributor Agreement, dated as of July 1, 1996, by and between Bartels, Inc. and DSL Diagnostic Products Incorporated COB "Intermedico," pursuant to which DSL will act as the exclusive distributor of various Company products (as defined therein) in Canada.

11. Exclusive Distributor Agreement, dated as of May 8, 1996, by and between Bartels, Inc. and AMAR Immunodiagnostics, pursuant to which AMAR will act as the exclusive distributor of the Company's INSTI HIV I/II components in India.

12. Distributorship Agreement, dated September 20, 1991, between Bartels Diagnostics, division of Baxter Diagnostic Inc. and Biotrin International Ltd., pursuant to which Biotrin will act as a non-exclusive distributor of various Company products (as defined therein) within the territory of Europe.

13. Material Transfer Agreement for Hepatitis C Virus Recombinant RNA-Dependent RNA Polymerase, dated March 10, 1998, by and between Emory University and Intracel Corporation.

14. Product Development and License Agreement, dated as of June 30, 1997, by and between PerImmune and Sigma Diagnostics, Inc., pursuant to which Sigma is licensing a cell line to be used in a marketable product.

15. Development Agreement and License Agreement, dated December 4, 1996, by and between Intracel Corporation and its affiliates and subsidiaries and Alexon Biomedical, Inc., pursuant to which Alexon and Intracel will develop certain technology relating to a rapid, member-based enzyme-linked immunoabsorbent assay for the detection of C. difficile Toxin A.

16. Patent License Agreement -- Exclusive, dated December 4, 1996, between Public Health Service and Intracel Corporation, pursuant to which Public Health Service grants Intracel an exclusive license under the Licensed Patent Rights (as defined therein) in the Licensed Territory (as defined therein).

17. Intellectual Property Security Agreement, dated as of August 8, 1996, by and among PerImmune Holdings, Inc., PerImmune, Inc., Akzo Nobel Pharma International, B.V. and Organon Teknika Corporation.

18. Intellectual Property Agreement, dated August 2, 1996, by and between Akzo Nobel Pharma International, B.V. and PerImmune Holdings, Inc.

19. CMV Antigenemia Agreement, dated May 9, 1996, by and between Bartels, Inc. and Argene SA, Biosoft Department, pursuant to which Argene grants Bartels exclusive distribution rights to the Assay Kit or Components (as defined therein) in the United States and a non-exclusive distribution right to the Assay Kit or Components (as defined therein) in Asia, Australia, South Africa, Antilles, South America and Central America.

20. Research Collaboration and License Agreement, dated as of January 1, 1996, by and between PerImmune, Inc. and Baxter Healthcare Corporation, pursuant to which PerImmune will perform research and development services for the benefit of Baxter in accordance with the Research Plans (as defined therein).

21. Pursuant to an Agreement dated July 14, 1995, the Company has agreed to make certain Vpr peptides from HIV-1 available to the University of Minnesota in return for the option to obtain a royalty-bearing exclusive license to any patent or patent application which the University of Minnesota or its scientists may be granted in respect of an invention arising out of the use of the Vpr peptides.

22. License Agreement, dated July 25, 1994, by and between Arch Development Corporation and Organon Teknika Corporation, pursuant to which Arch grants Organon an exclusive license to make, have made, use and sell Licensed Products (as defined therein) within the Territory (as defined therein).

23. Agreement, dated July 18, 1994, between Intracel Corporation and the World Health Organization, pursuant to which Intracel will engage in the development of an INSTI diagnostic test for detection of the measles virus.

24. License Agreement, dated June 1, 1994, by and between Thomas Jefferson University and Intracel Corporation, pursuant to which Thomas Jefferson grants Intracel an exclusive worldwide license to manufacture, market and distribute the Products (as defined therein).

25. Assignment, dated September 28, 1993, by and between Alexander Klibanov and Intracel Corporation, pursuant to which Alexander Klibanov will sell, assign, transfer and deliver to Intracel all of his right, title and interest in the Future Intellectual Rights (as defined therein) and all proceeds of, and rights associated with the Future Intellectual Rights.

26. Research Agreement, dated April 9, 1993, as amended, between Intracel Corporation and Thomas Jefferson University, pursuant to which Thomas Jefferson will pursue a research project in accordance with the Protocol (as defined therein).

27. Licensing Agreement, dated as of April 16, 1991, between American Bio-Technologies, Inc. ("ABT") and the Medical Reseach Council, pursuant to which the Medical Research Council grants ABT a nonexclusive worldwide right and license to make, have made, lease and sell the Licensed Products (as defined therein).

28. License Agreement, dated June 14, 1990, by and between ABT and Hoffman-La Roche, Inc., pursuant to which Hoffman-La Roche grants ABT a nonexclusive license in the United States to make and sell for research purposes only the Licensed Products (as defined therein).

29. Licensing Agreement, dated May 18, 1990, as amended, by and between Baxter Healthcare Corporation, Bartels Diagnostic Division, and Virginia Tech Intellectual Properties, Inc., pursuant to which Virginia Tech grants Bartels a nonexclusive license to manufacture, have made for it, use, lease, and/or sell Licensed Product(s) (as defined therein).

                                  SCHEDULE II

     AccuDx
     HumaSPECT(TM)* - Ser. No. 75/170,170, Filed 9/23/96
     OncoSPECT(TM)*
     Oncovax(TM)**  - Ser. No. 75/084,485, Filed 4/5/96
     Onconostika(TM)
     Oncoscan(TM)
     Oncoselect(TM)
     Oncotice(TM)
     Apo-Tek Lp(a)***
     Apo-Tek Apo E***
     KLH Immune Activator***
     Zymmune***

       * In October 1997, PerImmune, Inc. changed the trademark name of "OncoSPECT(TM)/CR" to "HumaSPECT(TM)"
      ** Registration has been applied for.
     *** Final name and registration to be completed.